Receivables	12 Months Ended
Dec. 30, 2016
Receivables, net
Receivables, net

(6) Receivables

Receivables are stated at net realizable values and consist of receivables billed to clients as well as receivables for which revenue has been earned but has not yet been billed. The U.S. federal government and agencies regulated by the U.S. federal government accounted for approximately 10% of our net receivables at December 30, 2016 and December 25, 2015, respectively. No other customer exceeded 10% of total receivables at December 30, 2016 or December 25, 2015.

The change in the allowance for uncollectible accounts consists of the following for the years ended:

	December 30,	December 25,
($ in thousands)	2016	2015
Balance at beginning of year	$7,432	$8,360
Provision charged to expense	5,864	2,013
Accounts written off	(432)	(1,573)
Other	(877)	(1,368)
Balance at end of year	$11,987	$7,432